UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2012

BioPower Operations Corporation

(Exact name of registrant as specified in its charter)

Nevada	27-4460232
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

1000 Corporate Drive, Suite 200, Fort Lauderdale, Florida	33334
(Address of principal executive offices)	(Zip Code)

Issuers telephone number, including area code:+1 954 607 2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.2	Departure of Directors and Certain Officers

On August 9, 2012, the President and Chief Operating Officer, Dale Shepherd of BioPower Operations Corporation (the “Company”) resigned to pursue other opportunities.

Mr. Shepherd is replaced as President and Chief Operating Officer by Robert Kohn, the Company’s present CEO.  The Company incorporates by reference herein the description of Mr. Kohn’s background and his compensation arrangements as set forth in the Form 10-K for the year ended November 30, 2011 which is incorporated herein by reference. No additional compensation has been authorized for Mr. Kohn in his assumption of the additional duties.

Mr. Shepherd will be advisor to the Company during a transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioPower Operations Corporation

By:	/s/ Robert D. Kohn
Robert D. Kohn,
Chief Executive Officer

Date: August 14, 2012